NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2025 Fund	Nationwide Destination 2065 Fund
Nationwide Destination 2030 Fund	Nationwide Investor Destinations Aggressive Fund
Nationwide Destination 2035 Fund	Nationwide Investor Destinations Conservative Fund
Nationwide Destination 2045 Fund	Nationwide Investor Destinations Moderate Fund
Nationwide Destination 2050 Fund	Nationwide Investor Destinations
Nationwide Destination 2055 Fund	Moderately Aggressive Fund
Nationwide Destination 2060 Fund	Nationwide Investor Destinations
Moderately Conservative Fund

Supplement dated July 20, 2022
to the Statement of Additional Information (“SAI”) dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective October 1, 2022, the paragraph relating to “Letter of Intent discount” under the section entitled “Reduction of Class A Sales Charges” beginning on page 80 of the SAI is hereby deleted in its entirety and replaced with the following:

•
Letter of Intent discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase and hold at least $50,000 (or $100,000 in certain Nationwide Funds as identified in their respective prospectuses) in Class A shares (excluding the Nationwide Government Money Market Fund) and your sales charge will be based on the total amount you intend to invest. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) are eligible to be aggregated as of the start of the 13-month period and will be credited toward satisfying the Letter of Intent. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 800-848-0920 for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE